SECURITIES AND EXCHANGE COMMISSION
Washington D.C.
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 8, 2005

Date of Report (Date of earliest event reported)

COMMUNICATION INTELLIGENCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19301 94-2790442 --------------------------------------- ------------------------------------ (Commission file number) (IRS employer identification number)

275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065

(650) 802-7888

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2005, Communication Intelligence Corporation. issued a press release announcing its financial results for the second quarter ended June 30, 2005. The press release is attached to this Form 8-K as Exhibit 99.1.

* * *

Note: The information contained in this report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 7.01. REGULATION FD DISCLOSURE

Information furnished under Item 2.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS. The following document is attached by the Company as an Exhibit to this report.

Exhibits

99.1. Press release dated August 8, 2005 announcing financial results for the quarter ended June 30, 2005.

EXHIBITS

99.1 Press release of the Company dated August 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2005

COMMUNICATION INTELLIGENCE CORPORATION

(Registrant)
By: /s/ Frank Dane ------------------------------- Frank Dane Chief Financial Officer

EXHIBIT INDEX
Exhibit No. Subject Matter Page No. ---------- -------------- ------- 99.1 Press release of the Company dated August 8, 2005 5